                                                                      Exhibit 99

                            Global Structured Finance

                                 BoAALT 2004-12
                            30 Yr Crossed Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $297,255,559.56
Loan Count: 1,617
Cut-off Date: 2004-12-01
Avg. Loan Balance: $183,831.51
Avg. Orig. Balance: $184,420.18
W.A. FICO*: 733
W.A. Orig. LTV: 71.99%
W.A. Cut-Off LTV: 71.82%
W.A. Gross Coupon: 6.1847%
W.A. Net Coupon: 5.9272%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 8.66%
% over 100 COLTV: 0.84%
% with PMI: 8.66%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.68%
W.A. MI Adjusted LTV: 69.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.59%
% Conforming: 65.35%
----------
*    FICO not available for 5 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           1.34%
                    50,001 - 150,000                   27.78
                    150,001 - 250,000                  21.30
                    250,001 - 350,000                  13.03
                    350,001 - 450,000                  14.87
                    450,001 - 550,000                   8.86
                    550,001 - 650,000                   7.72
                    650,001 - 750,000                   1.68
                    750,001 - 850,000                   0.83
                    850,001 - 950,000                   0.92
                    1,250,001 - 1,350,000               1.31
                    1,450,001 - 1,550,000               0.37
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $184,420.18
Lowest: $9,810.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           1.34%
                    50,001 - 150,000                   27.82
                    150,001 - 250,000                  21.26
                    250,001 - 350,000                  13.13
                    350,001 - 450,000                  14.77
                    450,001 - 550,000                   8.86
                    550,001 - 650,000                   7.72
                    650,001 - 750,000                   1.68
                    750,001 - 850,000                   0.83
                    850,001 - 950,000                   0.92
                    1,050,001 - 1,150,000               0.37
                    1,250,001 - 1,350,000               1.31
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $183,831.51
Lowest: $9,801.13
Highest: $1,311,010.98

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                        99.51%
                    25 YR FIXED                         0.42
                    20 YR FIXED                         0.07
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.126 - 5.250                       0.15%
                    5.251 - 5.375                       0.20
                    5.376 - 5.500                       0.51
                    5.501 - 5.625                       0.67
                    5.626 - 5.750                       3.99
                    5.751 - 5.875                      12.04
                    5.876 - 6.000                      17.62
                    6.001 - 6.125                      11.61
                    6.126 - 6.250                      25.42
                    6.251 - 6.375                      13.56
                    6.376 - 6.500                       8.65
                    6.501 - 6.625                       1.85
                    6.626 - 6.750                       1.18
                    6.751 - 6.875                       1.51
                    6.876 - 7.000                       0.50
                    7.001 - 7.125                       0.39
                    7.251 - 7.375                       0.14
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 6.185
Lowest: 5.250
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           3.63%
                    750 - 799                          32.57
                    700 - 749                          40.46
                    650 - 699                          20.33
                    600 - 649                           2.61
                    N/A                                 0.40
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 733
Lowest: 602
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           53.07%
                    Refinance-Cashout                  32.36
                    Refinance-Rate/Term                14.57
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                64.27%
                    PUD Detach                         10.59
                    2-Family                            8.54
                    Condo                               8.49
                    4-Family                            3.19
                    3-Family                            2.43
                    PUD Attach                          1.59
                    Townhouse                           0.68
                    Condotel                            0.22
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                               5.40%
                    2055IE                              6.58
                    AVM                                 6.36
                    FULL                               81.66
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Stated                             38.15%
                    Standard                           29.34
                    Reduced                            25.49
                    No Ratio                            5.81
                    Rapid                               1.00
                    All Ready Home                      0.20
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Primary                            60.26%
                    Investor                           37.07
                    Secondary                           2.67
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               91.34%
                    UGIC                                3.39
                    RMIC                                1.46
                    RGIC                                1.45
                    PMIC                                1.25
                    GEMIC                               0.80
                    MGIC                                0.25
                    TGIC                                0.06
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         39.18%
                    Florida                            10.06
                    Texas                               4.09
                    Massachusetts                       3.42
                    Maryland                            3.24
                    Other                              40.01
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                35.94%
                    Southern California                64.06
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    90066                               0.59%
                    94117                               0.49
                    92660                               0.44
                    91006                               0.43
                    94306                               0.43
                    Other                              97.62
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                  99.81%
                    1                                   0.19
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    240                                 0.07%
                    300                                 0.42
                    360                                99.51
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 359.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    235 - 240                           0.07%
                    295 - 300                           0.42
                    349 - 354                           0.44
                    355 - 360                          99.08
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 358.7 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  30.86%
                    1 - 6                              69.14
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 1.0 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.43%
                    20.01 - 25.00                       0.34
                    25.01 - 30.00                       0.39
                    30.01 - 35.00                       1.02
                    35.01 - 40.00                       1.42
                    40.01 - 45.00                       3.02
                    45.01 - 50.00                       2.59
                    50.01 - 55.00                       3.94
                    55.01 - 60.00                       3.87
                    60.01 - 65.00                       5.88
                    65.01 - 70.00                      13.17
                    70.01 - 75.00                      13.25
                    75.01 - 80.00                      42.04
                    80.01 - 85.00                       0.73
                    85.01 - 90.00                       4.90
                    90.01 - 95.00                       0.26
                    95.01 - 100.00                      1.93
                    >= 100.01                           0.84
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 71.99%
Lowest: 14.78%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.43%
                    20.01 - 25.00                       0.34
                    25.01 - 30.00                       0.39
                    30.01 - 35.00                       1.02
                    35.01 - 40.00                       1.42
                    40.01 - 45.00                       3.02
                    45.01 - 50.00                       2.59
                    50.01 - 55.00                       4.41
                    55.01 - 60.00                       3.83
                    60.01 - 65.00                       5.88
                    65.01 - 70.00                      12.94
                    70.01 - 75.00                      13.21
                    75.01 - 80.00                      41.87
                    80.01 - 85.00                       0.73
                    85.01 - 90.00                       4.90
                    90.01 - 95.00                       0.26
                    95.01 - 100.00                      1.93
                    >= 100.01                           0.84
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 71.82%
Lowest: 7.93%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             BoAALT 2004-12 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $105,907,596.58
Loan Count: 825
Cut-off Date: 2004-12-01
Avg. Loan Balance: $128,372.84
Avg. Orig. Balance: $128,456.81
W.A. FICO*: 735
W.A. Orig. LTV: 68.48%
W.A. Cut-Off LTV: 68.43%
W.A. Gross Coupon: 6.1818%
W.A. Net Coupon: 5.9243%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.05%
% over 100 COLTV: 0.00%
% with PMI: 10.05%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.61%
W.A. MI Adjusted LTV: 66.31%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.74%
% Conforming: 100.00%
----------
*     FICO not available for 3 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           2.92%
                    50,001 - 150,000                   46.59
                    150,001 - 250,000                  29.39
                    250,001 - 350,000                  14.69
                    350,001 - 450,000                   4.11
                    450,001 - 550,000                   2.30
                                                      ------
                    Total:                            100.00%
                                                      ------
Average: $128,456.81
Lowest: $9,810.00
Highest: $505,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           2.92%
                    50,001 - 150,000                   46.59
                    150,001 - 250,000                  29.39
                    250,001 - 350,000                  14.69
                    350,001 - 450,000                   4.11
                    450,001 - 550,000                   2.30
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $128,372.84
Lowest: $9,801.13
Highest: $504,485.13

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                        98.90%
                    25 YR FIXED                         0.90
                    20 YR FIXED                         0.20
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.126 - 5.250                       0.23%
                    5.251 - 5.375                       0.28
                    5.376 - 5.500                       0.92
                    5.501 - 5.625                       1.24
                    5.626 - 5.750                       4.08
                    5.751 - 5.875                      12.53
                    5.876 - 6.000                      13.66
                    6.001 - 6.125                       5.73
                    6.126 - 6.250                      31.84
                    6.251 - 6.375                      18.72
                    6.376 - 6.500                       7.70
                    6.501 - 6.625                       0.69
                    6.626 - 6.750                       1.00
                    6.751 - 6.875                       0.49
                    6.876 - 7.000                       0.88
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 6.182
Lowest: 5.250
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           5.01%
                    750 - 799                          36.32
                    700 - 749                          35.49
                    650 - 699                          17.89
                    600 - 649                           4.89
                    N/A                                 0.40
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 735
Lowest: 602
Highest: 833

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           45.48%
                    Refinance-Cashout                  39.03
                    Refinance-Rate/Term                15.49
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                52.44%
                    2-Family                           15.51
                    Condo                              11.23
                    4-Family                            8.20
                    PUD Detach                          5.04
                    3-Family                            4.53
                    PUD Attach                          2.03
                    Townhouse                           0.88
                    Condotel                            0.13
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                              12.87%
                    2055IE                             11.81
                    AVM                                16.78
                    FULL                               58.54
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Reduced                            58.94%
                    Standard                           30.96
                    Stated                              8.62
                    All Ready Home                      0.57
                    No Ratio                            0.53
                    Rapid                               0.38
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Investor                           96.83%
                    Secondary                           3.17
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               89.95%
                    RGIC                                2.59
                    RMIC                                2.19
                    PMIC                                1.92
                    UGIC                                1.58
                    GEMIC                               1.12
                    MGIC                                0.62
                    TGIC                                0.03
                                                      ------
                    Total:                            100.00%
                                                      ------
--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         32.34%
                    Florida                            12.73
                    Maryland                            3.86
                    Virginia                            3.78
                    Texas                               3.73
                    Other                              43.56
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                44.05%
                    Southern California                55.95
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    94509                               0.74%
                    93906                               0.58
                    20902                               0.56
                    95695                               0.52
                    94558                               0.52
                    Other                              97.08
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    240                                 0.20%
                    300                                 0.90
                    360                                98.90
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    235 - 240                           0.20%
                    295 - 300                           0.90
                    355 - 360                          98.90
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 358.6 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  39.06%
                    1 - 6                              60.94
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.55%
                    20.01 - 25.00                       0.78
                    25.01 - 30.00                       1.09
                    30.01 - 35.00                       2.20
                    35.01 - 40.00                       2.86
                    40.01 - 45.00                       3.67
                    45.01 - 50.00                       3.26
                    50.01 - 55.00                       6.26
                    55.01 - 60.00                       5.80
                    60.01 - 65.00                       4.99
                    65.01 - 70.00                      14.93
                    70.01 - 75.00                      14.55
                    75.01 - 80.00                      29.02
                    80.01 - 85.00                       1.08
                    85.01 - 90.00                       8.98
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 68.48%
Lowest: 14.78%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.55%
                    20.01 - 25.00                       0.78
                    25.01 - 30.00                       1.09
                    30.01 - 35.00                       2.20
                    35.01 - 40.00                       2.86
                    40.01 - 45.00                       3.67
                    45.01 - 50.00                       3.26
                    50.01 - 55.00                       6.54
                    55.01 - 60.00                       5.52
                    60.01 - 65.00                       4.99
                    65.01 - 70.00                      15.03
                    70.01 - 75.00                      14.45
                    75.01 - 80.00                      29.02
                    80.01 - 85.00                       1.08
                    85.01 - 90.00                       8.98
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 68.43%
Lowest: 14.78%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $88,355,367.85
Loan Count: 585
Cut-off Date: 2004-12-01
Avg. Loan Balance: $151,034.82
Avg. Orig. Balance: $151,442.36
W.A. FICO*: 731
W.A. Orig. LTV: 78.00%
W.A. Cut-Off LTV: 77.89%
W.A. Gross Coupon: 6.1360%
W.A. Net Coupon: 5.8785%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 14.59%
% over 100 COLTV: 2.83%
% with PMI: 14.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.64%
W.A. MI Adjusted LTV: 73.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.59%
% Conforming: 100.00%
----------
* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           1.00%
                    50,001 - 150,000                   37.62
                    150,001 - 250,000                  36.42
                    250,001 - 350,000                  22.74
                    350,001 - 450,000                   2.21
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $151,442.36
Lowest: $27,000.00
Highest: $420,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           1.01%
                    50,001 - 150,000                   37.75
                    150,001 - 250,000                  36.29
                    250,001 - 350,000                  22.74
                    350,001 - 450,000                   2.21
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $151,034.82
Lowest: $11,254.72
Highest: $419,571.79

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                        99.68%
                    25 YR FIXED                         0.32
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.126 - 5.250                       0.23%
                    5.251 - 5.375                       0.34
                    5.376 - 5.500                       0.11
                    5.501 - 5.625                       0.76
                    5.626 - 5.750                       4.85
                    5.751 - 5.875                      14.42
                    5.876 - 6.000                      20.24
                    6.001 - 6.125                      16.59
                    6.126 - 6.250                      20.43
                    6.251 - 6.375                      11.93
                    6.376 - 6.500                       6.78
                    6.501 - 6.625                       1.91
                    6.626 - 6.750                       1.29
                    6.751 - 6.875                       0.09
                    7.001 - 7.125                       0.05
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 6.136
Lowest: 5.250
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           1.82%
                    750 - 799                          32.63
                    700 - 749                          43.26
                    650 - 699                          21.03
                    600 - 649                           1.26
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 731
Lowest: 606
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           72.16%
                    Refinance-Cashout                  20.09
                    Refinance-Rate/Term                 7.75
                                                      ------
                    Total:                            100.00%
                                                      ------
--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                67.46%
                    PUD Detach                         15.16
                    Condo                               7.34
                    2-Family                            5.28
                    PUD Attach                          2.38
                    Townhouse                           1.25
                    3-Family                            0.86
                    4-Family                            0.18
                    Condotel                            0.09
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                               1.89%
                    2055IE                              6.82
                    AVM                                 0.55
                    FULL                               90.74
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Standard                           41.22%
                    Stated                             38.88
                    Reduced                            12.32
                    No Ratio                            6.76
                    Rapid                               0.83
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Primary                           100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               85.41%
                    UGIC                                8.12
                    RMIC                                2.30
                    PMIC                                1.90
                    RGIC                                1.11
                    GEMIC                               0.90
                    TGIC                                0.16
                    MGIC                                0.10
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         17.96%
                    Florida                            10.89
                    Texas                               6.65
                    North Carolina                      4.58
                    Illinois                            4.54
                    Other                              55.38
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                20.76%
                    Southern California                79.24
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    89523                               0.59%
                    90262                               0.59
                    53222                               0.58
                    63052                               0.53
                    90044                               0.49
                    Other                              97.22
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    300                                 0.32%
                    360                                99.68
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    295 - 300                           0.32%
                    355 - 360                          99.68
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 359.2 months
Lowest: 297 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  38.92%
                    1 - 6                              61.08
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.14%
                    20.01 - 25.00                       0.20
                    30.01 - 35.00                       0.23
                    35.01 - 40.00                       0.41
                    40.01 - 45.00                       1.81
                    45.01 - 50.00                       1.67
                    50.01 - 55.00                       1.45
                    55.01 - 60.00                       2.60
                    60.01 - 65.00                       3.11
                    65.01 - 70.00                       5.92
                    70.01 - 75.00                       4.45
                    75.01 - 80.00                      63.43
                    80.01 - 85.00                       0.71
                    85.01 - 90.00                       4.07
                    90.01 - 95.00                       0.87
                    95.01 - 100.00                      6.11
                    >= 100.01                           2.83
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 78.00%
Lowest: 16.89%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.15%
                    20.01 - 25.00                       0.20
                    30.01 - 35.00                       0.23
                    35.01 - 40.00                       0.41
                    40.01 - 45.00                       1.81
                    45.01 - 50.00                       1.67
                    50.01 - 55.00                       1.45
                    55.01 - 60.00                       2.81
                    60.01 - 65.00                       3.11
                    65.01 - 70.00                       5.92
                    70.01 - 75.00                       4.45
                    75.01 - 80.00                      63.21
                    80.01 - 85.00                       0.71
                    85.01 - 90.00                       4.07
                    90.01 - 95.00                       0.87
                    95.01 - 100.00                      6.11
                    >= 100.01                           2.83
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 77.89%
Lowest: 7.93%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $102,992,595.13
Loan Count: 207
Cut-off Date: 2004-12-01
Avg. Loan Balance: $497,548.77
Avg. Orig. Balance: $500,660.81
W.A. FICO*: 732
W.A. Orig. LTV: 70.46%
W.A. Cut-Off LTV: 70.10%
W.A. Gross Coupon: 6.2295%
W.A. Net Coupon: 5.9720%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 358 months
W.A. Age: 2 months
% over 80 COLTV: 2.14%
% over 100 COLTV: 0.00%
% with PMI: 2.14%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.22%
W.A. MI Adjusted LTV: 69.62%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.70%
% Conforming: 0.00%
----------
*    FICO not available for 2 loans, or 0.7% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    250,001 - 350,000                   2.99%
                    350,001 - 450,000                  36.80
                    450,001 - 550,000                  23.20
                    550,001 - 650,000                  22.27
                    650,001 - 750,000                   4.85
                    750,001 - 850,000                   2.38
                    850,001 - 950,000                   2.66
                    1,250,001 - 1,350,000               3.79
                    1,450,001 - 1,550,000               1.06
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $500,660.81
Lowest: $336,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    250,001 - 350,000                   3.28%
                    350,001 - 450,000                  36.51
                    450,001 - 550,000                  23.20
                    550,001 - 650,000                  22.27
                    650,001 - 750,000                   4.85
                    750,001 - 850,000                   2.38
                    850,001 - 950,000                   2.66
                    1,050,001 - 1,150,000               1.06
                    1,250,001 - 1,350,000               3.79
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $497,548.77
Lowest: $298,969.87
Highest: $1,311,010.98

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    ProductType                      Percent
                    -----------                      -------
                    30 YR FIXED                       100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.376 - 5.500                       0.44%
                    5.626 - 5.750                       3.17
                    5.751 - 5.875                       9.50
                    5.876 - 6.000                      19.45
                    6.001 - 6.125                      13.38
                    6.126 - 6.250                      23.10
                    6.251 - 6.375                       9.66
                    6.376 - 6.500                      11.23
                    6.501 - 6.625                       3.00
                    6.626 - 6.750                       1.26
                    6.751 - 6.875                       3.79
                    6.876 - 7.000                       0.54
                    7.001 - 7.125                       1.08
                    7.251 - 7.375                       0.42
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 6.230
Lowest: 5.500
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           3.78%
                    750 - 799                          28.66
                    700 - 749                          43.16
                    650 - 699                          22.24
                    600 - 649                           1.42
                    N/A                                 0.74
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 732
Lowest: 602
Highest: 810

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           44.50%
                    Refinance-Cashout                  36.03
                    Refinance-Rate/Term                19.47
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                73.69%
                    PUD Detach                         12.39
                    Condo                               6.65
                    2-Family                            4.16
                    3-Family                            1.60
                    4-Family                            0.63
                    PUD Attach                          0.45
                    Condotel                            0.43
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                               0.71%
                    2055IE                              1.00
                    AVM                                 0.63
                    FULL                               97.66
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Stated                             67.89%
                    Standard                           17.49
                    No Ratio                           10.43
                    Reduced                             2.40
                    Rapid                               1.79
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Primary                            88.13%
                    Investor                            7.42
                    Secondary                           4.45
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               97.86%
                    UGIC                                1.18
                    RGIC                                0.57
                    GEMIC                               0.38
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         64.41%
                    Florida                             6.60
                    Massachusetts                       4.53
                    New York                            3.04
                    North Carolina                      2.39
                    Other                              19.03
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                35.39%
                    Southern California                64.61
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    90066                               1.70%
                    94117                               1.42
                    92660                               1.26
                    91006                               1.25
                    94306                               1.23
                    Other                              93.13
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                  99.45%
                    1                                   0.55
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    360                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    349 - 354                           1.26%
                    355 - 360                          98.74
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 358.4 months
Lowest: 354 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  15.53%
                    1 - 6                              84.47
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 1.6 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.55%
                    30.01 - 35.00                       0.48
                    35.01 - 40.00                       0.80
                    40.01 - 45.00                       3.41
                    45.01 - 50.00                       2.70
                    50.01 - 55.00                       3.69
                    55.01 - 60.00                       2.96
                    60.01 - 65.00                       9.16
                    65.01 - 70.00                      17.58
                    70.01 - 75.00                      19.46
                    75.01 - 80.00                      37.07
                    80.01 - 85.00                       0.38
                    85.01 - 90.00                       1.42
                    95.01 - 100.00                      0.33
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 70.46%
Lowest: 17.38%
Highest: 100.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.55%
                    30.01 - 35.00                       0.48
                    35.01 - 40.00                       0.80
                    40.01 - 45.00                       3.41
                    45.01 - 50.00                       2.70
                    50.01 - 55.00                       4.75
                    55.01 - 60.00                       2.96
                    60.01 - 65.00                       9.16
                    65.01 - 70.00                      16.81
                    70.01 - 75.00                      19.46
                    75.01 - 80.00                      36.78
                    80.01 - 85.00                       0.38
                    85.01 - 90.00                       1.42
                    95.01 - 100.00                      0.33
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 70.10%
Lowest: 17.35%
Highest: 99.81%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 4
                                      15YR
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $46,114,986.29
Loan Count: 381
Cut-off Date: 2004-12-01
Avg. Loan Balance: $121,036.71
Avg. Orig. Balance: $121,360.02
W.A. FICO*: 734
W.A. Orig. LTV: 62.75%
W.A. Cut-Off LTV: 62.60%
W.A. Gross Coupon: 5.6450%
W.A. Net Coupon: 5.3875%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 6.51%
% over 100 COLTV: 0.00%
% with PMI: 6.51%
% over 80 with PMI: 90.29%
W.A. MI Coverage: 13.29%
W.A. MI Adjusted LTV: 61.81%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.16%
% Conforming: 86.49%
----------
* FICO not available for 1 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           5.50%
                    50,001 - 150,000                   44.35
                    150,001 - 250,000                  23.77
                    250,001 - 350,000                   9.27
                    350,001 - 450,000                   6.82
                    450,001 - 550,000                   4.26
                    550,001 - 650,000                   3.87
                    950,001 - 1,050,000                 2.16
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $121,360.02
Lowest: $12,000.00
Highest: $999,950.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           5.61%
                    50,001 - 150,000                   44.24
                    150,001 - 250,000                  23.77
                    250,001 - 350,000                   9.27
                    350,001 - 450,000                   6.82
                    450,001 - 550,000                   4.26
                    550,001 - 650,000                   3.87
                    950,001 - 1,050,000                 2.16
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $121,036.71
Lowest: $12,000.00
Highest: $996,362.67

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    15 YR FIXED                        99.80%
                    12 YR FIXED                         0.20
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    4.126 - 4.250                       0.28%
                    4.376 - 4.500                       0.26
                    4.626 - 4.750                       0.22
                    4.751 - 4.875                       0.62
                    4.876 - 5.000                       2.07
                    5.001 - 5.125                       2.56
                    5.126 - 5.250                       7.07
                    5.251 - 5.375                       6.20
                    5.376 - 5.500                      16.26
                    5.501 - 5.625                       9.33
                    5.626 - 5.750                      30.02
                    5.751 - 5.875                      17.28
                    5.876 - 6.000                       4.85
                    6.001 - 6.125                       0.74
                    6.126 - 6.250                       0.15
                    6.251 - 6.375                       0.67
                    6.376 - 6.500                       1.25
                    6.501 - 6.625                       0.19
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 5.645
Lowest: 4.250
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           5.59%
                    750 - 799                          39.15
                    700 - 749                          30.13
                    650 - 699                          17.18
                    600 - 649                           7.80
                    N/A                                 0.16
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 734
Lowest: 613
Highest: 828

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Refinance-Cashout                  43.19%
                    Purchase                           32.07
                    Refinance-Rate/Term                24.04
                    Cons/Perm                           0.70
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                60.17%
                    2-Family                           12.49
                    Condo                               8.38
                    PUD Detach                          6.48
                    4-Family                            6.10
                    3-Family                            3.82
                    PUD Attach                          2.43
                    Condotel                            0.14
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                              10.30%
                    2055IE                             11.59
                    2065                                0.16
                    AVM                                18.79
                    FULL                               59.16
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Reduced                            36.37%
                    Stated                             28.66
                    Standard                           26.55
                    No Ratio                            5.23
                    Rapid                               1.94
                    All Ready Home                      1.25
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Investor                           63.48%
                    Primary                            33.99
                    Secondary                           2.53
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               93.49%
                    UGIC                                2.49
                    RGIC                                1.50
                    RMIC                                1.15
                    GEMIC                               0.75
                    PMIC                                0.62
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         30.80%
                    Florida                            12.93
                    Texas                               6.10
                    North Carolina                      4.84
                    Tennessee                           4.01
                    Other                              41.32
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                31.23%
                    Southern California                68.77
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    90049                               2.16%
                    33157                               1.51
                    92629                               1.32
                    94710                               1.30
                    27707                               1.27
                    Other                              92.44
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                  99.30%
                    1                                   0.70
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    144                                 0.20%
                    180                                99.80
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 179.9 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    121 - 168                           0.20%
                    169 - 174                           0.70
                    175 - 180                          99.10
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 179.3 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  38.70%
                    1 - 6                              61.30
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            1.85%
                    20.01 - 25.00                       2.80
                    25.01 - 30.00                       2.36
                    30.01 - 35.00                       3.26
                    35.01 - 40.00                       3.67
                    40.01 - 45.00                       6.73
                    45.01 - 50.00                       8.79
                    50.01 - 55.00                       3.30
                    55.01 - 60.00                       4.02
                    60.01 - 65.00                       5.68
                    65.01 - 70.00                      12.03
                    70.01 - 75.00                      14.02
                    75.01 - 80.00                      24.28
                    80.01 - 85.00                       1.91
                    85.01 - 90.00                       4.11
                    90.01 - 95.00                       1.20
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 62.75%
Lowest: 10.40%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            1.99%
                    20.01 - 25.00                       2.66
                    25.01 - 30.00                       2.46
                    30.01 - 35.00                       3.17
                    35.01 - 40.00                       3.67
                    40.01 - 45.00                       7.00
                    45.01 - 50.00                       8.52
                    50.01 - 55.00                       3.30
                    55.01 - 60.00                       4.38
                    60.01 - 65.00                       5.87
                    65.01 - 70.00                      11.60
                    70.01 - 75.00                      13.90
                    75.01 - 80.00                      24.98
                    80.01 - 85.00                       1.21
                    85.01 - 90.00                       4.11
                    90.01 - 95.00                       1.20
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 62.60%
Lowest: 10.37%
Highest: 94.67%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

                                Dec 6, 2004 11:57

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $106,591,107.49
Loan Count: 829
Cut-off Date: 2004-12-01
Avg. Loan Balance: $128,577.93
Avg. Orig. Balance: $128,661.78
W.A. FICO*: 734
W.A. Orig. LTV: 68.39%
W.A. Cut-Off LTV: 68.34%
W.A. Gross Coupon: 6.1819%
W.A. Net Coupon: 5.9214%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 9.99%
% over 100 COLTV: 0.00%
% with PMI: 9.99%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.61%
W.A. MI Adjusted LTV: 66.23%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.73%
% Conforming: 100.00%
----------
*    FICO not available for 3 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           2.90%
                    50,001 - 150,000                   46.45
                    150,001 - 250,000                  29.43
                    250,001 - 350,000                  14.85
                    350,001 - 450,000                   4.08
                    450,001 - 550,000                   2.29
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $128,661.78
Lowest: $9,810.00
Highest: $505,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           2.90%
                    50,001 - 150,000                   46.45
                    150,001 - 250,000                  29.43
                    250,001 - 350,000                  14.85
                    350,001 - 450,000                   4.08
                    450,001 - 550,000                   2.29
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $128,577.93
Lowest: $9,801.13
Highest: $504,485.13

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

-------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                        98.91%
                    25 YR FIXED                         0.90
                    20 YR FIXED                         0.20
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.126 - 5.250                       0.23%
                    5.251 - 5.375                       0.28
                    5.376 - 5.500                       0.92
                    5.501 - 5.625                       1.23
                    5.626 - 5.750                       4.05
                    5.751 - 5.875                      12.67
                    5.876 - 6.000                      13.57
                    6.001 - 6.125                       5.70
                    6.126 - 6.250                      31.71
                    6.251 - 6.375                      18.96
                    6.376 - 6.500                       7.65
                    6.501 - 6.625                       0.69
                    6.626 - 6.750                       0.99
                    6.751 - 6.875                       0.48
                    6.876 - 7.000                       0.88
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 6.182
Lowest: 5.250
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           4.97%
                    750 - 799                          36.15
                    700 - 749                          35.52
                    650 - 699                          18.10
                    600 - 649                           4.86
                    N/A                                 0.39
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 734
Lowest: 602
Highest: 833

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           45.25%
                    Refinance-Cashout                  39.10
                    Refinance-Rate/Term                15.65
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                52.43%
                    2-Family                           15.41
                    Condo                              11.23
                    4-Family                            8.41
                    PUD Detach                          5.01
                    3-Family                            4.50
                    PUD Attach                          2.02
                    Townhouse                           0.87
                    Condotel                            0.13
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                              12.79%
                    2055IE                             11.66
                    AVM                                17.03
                    FULL                               58.52
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Reduced                            58.94%
                    Standard                           31.02
                    Stated                              8.57
                    All Ready Home                      0.57
                    No Ratio                            0.53
                    Rapid                               0.38
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Investor                           96.85%
                    Secondary                           3.15
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               90.01%
                    RGIC                                2.57
                    RMIC                                2.17
                    PMIC                                1.91
                    UGIC                                1.57
                    GEMIC                               1.11
                    MGIC                                0.62
                    TGIC                                0.03
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         32.13%
                    Florida                            12.81
                    Maryland                            3.84
                    Virginia                            3.76
                    Texas                               3.71
                    Other                              43.76
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                44.05%
                    Southern California                55.95
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    94509                               0.73%
                    93906                               0.58
                    20902                               0.56
                    95695                               0.52
                    94558                               0.52
                    Other                              97.09
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    240                                 0.20%
                    300                                 0.90
                    360                                98.91
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    235 - 240                           0.20%
                    295 - 300                           0.90
                    355 - 360                          98.91
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 358.6 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  39.10%
                    1 - 6                              60.90
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.55%
                    20.01 - 25.00                       0.77
                    25.01 - 30.00                       1.08
                    30.01 - 35.00                       2.41
                    35.01 - 40.00                       2.84
                    40.01 - 45.00                       3.64
                    45.01 - 50.00                       3.24
                    50.01 - 55.00                       6.22
                    55.01 - 60.00                       5.76
                    60.01 - 65.00                       5.21
                    65.01 - 70.00                      14.93
                    70.01 - 75.00                      14.45
                    75.01 - 80.00                      28.90
                    80.01 - 85.00                       1.07
                    85.01 - 90.00                       8.92
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 68.39%
Lowest: 14.78%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.55%
                    20.01 - 25.00                       0.77
                    25.01 - 30.00                       1.08
                    30.01 - 35.00                       2.41
                    35.01 - 40.00                       2.84
                    40.01 - 45.00                       3.64
                    45.01 - 50.00                       3.24
                    50.01 - 55.00                       6.50
                    55.01 - 60.00                       5.48
                    60.01 - 65.00                       5.21
                    65.01 - 70.00                      15.03
                    70.01 - 75.00                      14.36
                    75.01 - 80.00                      28.90
                    80.01 - 85.00                       1.07
                    85.01 - 90.00                       8.92
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 68.34%
Lowest: 14.78%
Highest: 90.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           Global Structured Finance

                             BoAALT 2004-12 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

                                Dec 6, 2004 11:57

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $88,355,533.92
Loan Count: 585
Cut-off Date: 2004-12-01
Avg. Loan Balance: $151,035.10
Avg. Orig. Balance: $151,442.36
W.A. FICO*: 731
W.A. Orig. LTV: 78.00%
W.A. Cut-Off LTV: 77.89%
W.A. Gross Coupon: 6.1360%
W.A. Net Coupon: 5.8755%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 14.59%
% over 100 COLTV: 2.83%
% with PMI: 14.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 29.64%
W.A. MI Adjusted LTV: 73.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.59%
% Conforming: 100.00%
----------
*     FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           1.00%
                    50,001 - 150,000                   37.62
                    150,001 - 250,000                  36.42
                    250,001 - 350,000                  22.74
                    350,001 - 450,000                   2.21
                                                      ------
                    Total:                            100.00%
                                                      ------
Average: $151,442.36
Lowest: $27,000.00
Highest: $420,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           1.01%
                    50,001 - 150,000                   37.75
                    150,001 - 250,000                  36.29
                    250,001 - 350,000                  22.74
                    350,001 - 450,000                   2.21
                                                      ------
                    Total:                            100.00%
                                                      ------
Average: $151,035.10
Lowest: $11,254.72
Highest: $419,571.79

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                        99.68%
                    25 YR FIXED                         0.32
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.126 - 5.250                       0.23%
                    5.251 - 5.375                       0.34
                    5.376 - 5.500                       0.11
                    5.501 - 5.625                       0.76
                    5.626 - 5.750                       4.85
                    5.751 - 5.875                      14.42
                    5.876 - 6.000                      20.24
                    6.001 - 6.125                      16.59
                    6.126 - 6.250                      20.43
                    6.251 - 6.375                      11.93
                    6.376 - 6.500                       6.78
                    6.501 - 6.625                       1.91
                    6.626 - 6.750                       1.29
                    6.751 - 6.875                       0.09
                    7.001 - 7.125                       0.05
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 6.136
Lowest: 5.250
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           1.82%
                    750 - 799                          32.63
                    700 - 749                          43.26
                    650 - 699                          21.03
                    600 - 649                           1.26
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 731
Lowest: 606
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           72.16%
                    Refinance-Cashout                  20.09
                    Refinance-Rate/Term                 7.75
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                67.46%
                    PUD Detach                         15.16
                    Condo                               7.34
                    2-Family                            5.28
                    PUD Attach                          2.38
                    Townhouse                           1.25
                    3-Family                            0.86
                    4-Family                            0.18
                    Condotel                            0.09
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                               1.89%
                    2055IE                              6.68
                    AVM                                 0.69
                    FULL                               90.74
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Standard                           41.22%
                    Stated                             38.88
                    Reduced                            12.32
                    No Ratio                            6.76
                    Rapid                               0.83
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Primary                           100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               85.41%
                    UGIC                                8.12
                    RMIC                                2.30
                    PMIC                                1.90
                    RGIC                                1.11
                    GEMIC                               0.90
                    TGIC                                0.16
                    MGIC                                0.10
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         17.96%
                    Florida                            10.89
                    Texas                               6.65
                    North Carolina                      4.58
                    Illinois                            4.54
                    Other                              55.38
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                20.76%
                    Southern California                79.24
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    89523                               0.59%
                    90262                               0.59
                    53222                               0.58
                    63052                               0.53
                    90044                               0.49
                    Other                              97.22
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------
* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    300                                 0.32%
                    360                                99.68
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 359.8 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    295 - 300                           0.32%
                    355 - 360                          99.68
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 359.2 months
Lowest: 297 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  38.92%
                    1 - 6                              61.08
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            0.14%
                    20.01 - 25.00                       0.20
                    30.01 - 35.00                       0.23
                    35.01 - 40.00                       0.41
                    40.01 - 45.00                       1.81
                    45.01 - 50.00                       1.67
                    50.01 - 55.00                       1.45
                    55.01 - 60.00                       2.60
                    60.01 - 65.00                       3.11
                    65.01 - 70.00                       5.92
                    70.01 - 75.00                       4.45
                    75.01 - 80.00                      63.43
                    80.01 - 85.00                       0.71
                    85.01 - 90.00                       4.07
                    90.01 - 95.00                       0.87
                    95.01 - 100.00                      6.11
                    >= 100.01                           2.83
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 78.00%
Lowest: 16.89%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            0.15%
                    20.01 - 25.00                       0.20
                    30.01 - 35.00                       0.23
                    35.01 - 40.00                       0.41
                    40.01 - 45.00                       1.81
                    45.01 - 50.00                       1.67
                    50.01 - 55.00                       1.45
                    55.01 - 60.00                       2.81
                    60.01 - 65.00                       3.11
                    65.01 - 70.00                       5.92
                    70.01 - 75.00                       4.45
                    75.01 - 80.00                      63.21
                    80.01 - 85.00                       0.71
                    85.01 - 90.00                       4.07
                    90.01 - 95.00                       0.87
                    95.01 - 100.00                      6.11
                    >= 100.01                           2.83
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 77.89%
Lowest: 7.93%
Highest: 103.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 3
                               30YR Non Conforming
                            Collateral Summary Report

                                Dec 6, 2004 11:58

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $37,500,822.96
Loan Count: 77
Cut-off Date: 2004-12-01
Avg. Loan Balance: $487,023.67
Avg. Orig. Balance: $487,307.36
W.A. FICO*: 737
W.A. Orig. LTV: 70.90%
W.A. Cut-Off LTV: 70.86%
W.A. Gross Coupon: 6.1321%
W.A. Net Coupon: 5.8716%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 2.20%
% over 100 COLTV: 0.00%
% with PMI: 2.20%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.77%
W.A. MI Adjusted LTV: 70.50%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.44%
% Conforming: 0.00%
----------
* FICO not available for 1 loans, or 1.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    350,001 - 450,000                  44.83%
                    450,001 - 550,000                  24.99
                    550,001 - 650,000                  16.08
                    650,001 - 750,000                   3.55
                    750,001 - 850,000                   2.22
                    850,001 - 950,000                   4.90
                    1,250,001 - 1,350,000               3.44
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $487,307.36
Lowest: $360,000.00
Highest: $1,291,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    350,001 - 450,000                  44.83%
                    450,001 - 550,000                  24.99
                    550,001 - 650,000                  16.08
                    650,001 - 750,000                   3.55
                    750,001 - 850,000                   2.22
                    850,001 - 950,000                   4.90
                    1,250,001 - 1,350,000               3.44
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $487,023.67
Lowest: $360,000.00
Highest: $1,291,500.00

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    30 YR FIXED                       100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    5.376 - 5.500                       1.20%
                    5.626 - 5.750                       6.99
                    5.751 - 5.875                      13.60
                    5.876 - 6.000                      24.57
                    6.001 - 6.125                      17.23
                    6.126 - 6.250                      15.03
                    6.251 - 6.375                      12.89
                    6.376 - 6.500                       4.28
                    6.501 - 6.625                       1.28
                    7.001 - 7.125                       1.78
                    7.251 - 7.375                       1.14
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 6.132
Lowest: 5.500
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           4.03%
                    750 - 799                          33.92
                    700 - 749                          44.15
                    650 - 699                          15.87
                    600 - 649                           1.00
                    N/A                                 1.03
                                                      ------
                    Total:                            100.00%
                                                      ------
W.A.: 737
Lowest: 638
Highest: 807

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Purchase                           40.90%
                    Refinance-Cashout                  38.25
                    Refinance-Rate/Term                20.84
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                69.63%
                    PUD Detach                         12.35
                    2-Family                            6.71
                    Condo                               6.68
                    3-Family                            2.22
                    PUD Attach                          1.24
                    Condotel                            1.17
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                               0.99%
                    FULL                               99.01
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Stated                             69.47%
                    Standard                           17.47
                    No Ratio                           12.00
                    Reduced                             1.05
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Primary                            87.54%
                    Investor                            6.72
                    Secondary                           5.74
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               97.80%
                    UGIC                                1.14
                    GEMIC                               1.05
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         62.26%
                    Massachusetts                       8.82
                    Florida                             6.10
                    New York                            3.28
                    Illinois                            2.26
                    Other                              17.28
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                25.66%
                    Southern California                74.34
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    91006                               3.44%
                    02554                               2.58
                    91423                               2.50
                    91302                               2.40
                    94121                               2.22
                    Other                               86.86
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    360                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    355 - 360                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 359.4 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  42.65%
                    1 - 6                              57.35
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 0.6 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    30.01 - 35.00                       1.32%
                    35.01 - 40.00                       1.21
                    40.01 - 45.00                       5.20
                    45.01 - 50.00                       6.18
                    50.01 - 55.00                       1.20
                    55.01 - 60.00                       0.98
                    60.01 - 65.00                       3.65
                    65.01 - 70.00                      15.61
                    70.01 - 75.00                      15.28
                    75.01 - 80.00                      47.18
                    80.01 - 85.00                       1.05
                    85.01 - 90.00                       1.14
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 70.90%
Lowest: 34.14%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    30.01 - 35.00                       1.32%
                    35.01 - 40.00                       1.21
                    40.01 - 45.00                       5.20
                    45.01 - 50.00                       6.18
                    50.01 - 55.00                       1.20
                    55.01 - 60.00                       0.98
                    60.01 - 65.00                       3.65
                    65.01 - 70.00                      15.61
                    70.01 - 75.00                      15.28
                    75.01 - 80.00                      47.18
                    80.01 - 85.00                       1.05
                    85.01 - 90.00                       1.14
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 70.86%
Lowest: 34.10%
Highest: 89.93%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-12 Group 4
                                 15YR Fixed Rate
                            Collateral Summary Report

                                Dec 6, 2004 11:58

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $46,114,986.29
Loan Count: 381
Cut-off Date: 2004-12-01
Avg. Loan Balance: $121,036.71
Avg. Orig. Balance: $121,360.02
W.A. FICO*: 734
W.A. Orig. LTV: 62.75%
W.A. Cut-Off LTV: 62.60%
W.A. Gross Coupon: 5.6450%
W.A. Net Coupon: 5.3875%
W.A. Admin Fee: 0.2575%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 6.51%
% over 100 COLTV: 0.00%
% with PMI: 6.51%
% over 80 with PMI: 90.29%
W.A. MI Coverage: 13.29%
W.A. MI Adjusted LTV: 61.81%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.16%
% Conforming: 86.49%
----------
* FICO not available for 1 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

                    Original Balance                 Percent
                    ----------------                 -------
                    <= 50,000                           5.50%
                    50,001 - 150,000                   44.35
                    150,001 - 250,000                  23.77
                    250,001 - 350,000                   9.27
                    350,001 - 450,000                   6.82
                    450,001 - 550,000                   4.26
                    550,001 - 650,000                   3.87
                    950,001 - 1,050,000                 2.16
                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $121,360.02
Lowest: $12,000.00
Highest: $999,950.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                    Cut-Off Balance                  Percent
                    ---------------                  -------
                    <= 50,000                           5.61%
                    50,001 - 150,000                   44.24
                    150,001 - 250,000                  23.77
                    250,001 - 350,000                   9.27
                    350,001 - 450,000                   6.82
                    450,001 - 550,000                   4.26
                    550,001 - 650,000                   3.87
                    950,001 - 1,050,000                 2.16

                                                      ------
                    Total:                            100.00%
                                                      ------

Average: $121,036.71
Lowest: $12,000.00
Highest: $996,362.67

--------------------------------------------------------------------------------

4. Index

                    Index                            Percent
                    -----                            -------
                    FIX                               100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

5. Product Type

                    Product Type                     Percent
                    ------------                     -------
                    15 YR FIXED                        99.80%
                    12 YR FIXED                         0.20
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

6. Coupon

                    Coupon                           Percent
                    ------                           -------
                    4.126 - 4.250                       0.28%
                    4.376 - 4.500                       0.26
                    4.626 - 4.750                       0.22
                    4.751 - 4.875                       0.62
                    4.876 - 5.000                       2.07
                    5.001 - 5.125                       2.56
                    5.126 - 5.250                       7.07
                    5.251 - 5.375                       6.20
                    5.376 - 5.500                      16.26
                    5.501 - 5.625                       9.33
                    5.626 - 5.750                      30.02
                    5.751 - 5.875                      17.28
                    5.876 - 6.000                       4.85
                    6.001 - 6.125                       0.74
                    6.126 - 6.250                       0.15
                    6.251 - 6.375                       0.67
                    6.376 - 6.500                       1.25
                    6.501 - 6.625                       0.19
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 5.645
Lowest: 4.250
Highest: 6.625

--------------------------------------------------------------------------------

7. Credit Score

                    Credit Score                     Percent
                    ------------                     -------
                    800 - 849                           5.59%
                    750 - 799                          39.15
                    700 - 749                          30.13
                    650 - 699                          17.18
                    600 - 649                           7.80
                    N/A                                 0.16
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 734
Lowest: 613
Highest: 828

--------------------------------------------------------------------------------

8. Lien Position

                    Lien Position                    Percent
                    -------------                    -------
                    1                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

9. Loan Purpose

                    Loan Purpose                     Percent
                    ------------                     -------
                    Refinance-Cashout                  43.19%
                    Purchase                           32.07
                    Refinance-Rate/Term                24.04
                    Cons/Perm                           0.70
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

10. Property Type

                    Property Type                    Percent
                    -------------                    -------
                    SFR                                60.17%
                    2-Family                           12.49
                    Condo                               8.38
                    PUD Detach                          6.48
                    4-Family                            6.10
                    3-Family                            3.82
                    PUD Attach                          2.43
                    Condotel                            0.14
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

11. Appraisal Method

                    Appraisal Method                 Percent
                    ----------------                 -------
                    2055E                              10.30%
                    2055IE                             11.59
                    2065                                0.16
                    AVM                                18.79
                    FULL                               59.16
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

12. Documentation

                    Documentation                    Percent
                    -------------                    -------
                    Reduced                            36.37%
                    Stated                             28.66
                    Standard                           26.55
                    No Ratio                            5.23
                    Rapid                               1.94
                    All Ready Home                      1.25
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

13. Occupancy Status

                    Occupancy Status                 Percent
                    ----------------                 -------
                    Investor                           63.48%
                    Primary                            33.99
                    Secondary                           2.53
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

14. PMI Providers

                    PMI Providers                    Percent
                    -------------                    -------
                    NONE                               93.49%
                    UGIC                                2.49
                    RGIC                                1.50
                    RMIC                                1.15
                    GEMIC                               0.75
                    PMIC                                0.62
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

15. State

                    State                            Percent
                    -----                            -------
                    California                         30.80%
                    Florida                            12.93
                    Texas                               6.10
                    North Carolina                      4.84
                    Tennessee                           4.01
                    Other                              41.32
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

16. California

                    California                       Percent
                    ----------                       -------
                    Northern California                31.23%
                    Southern California                68.77
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

17. Zip Code

                    Zip Code                         Percent
                    --------                         -------
                    90049                               2.16%
                    33157                               1.51
                    92629                               1.32
                    94710                               1.30
                    27707                               1.27
                    Other                              92.44
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

18. Delinquency*

                    Delinquency*                     Percent
                    ------------                     -------
                    0-29 days                         100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

                    Times 30 Days DLQ                Percent
                    -----------------                -------
                    0                                  99.30%
                    1                                   0.70
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

20. Convertible Flag

                    Convertible Flag                 Percent
                    ----------------                 -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

21. Buydown Agreement

                    Buydown Agreement                Percent
                    -----------------                -------
                    N                                 100.00%
                                                      ------
                    Total:                            100.00%
                                                      ------

--------------------------------------------------------------------------------

22. Original Term

                    Original Term                    Percent
                    -------------                    -------
                    144                                 0.20%
                    180                                99.80
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 179.9 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

                    Cut-Off Remaining Term           Percent
                    ----------------------           -------
                    121 - 168                           0.20%
                    169 - 174                           0.70
                    175 - 180                          99.10
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 179.3 months
Lowest: 144 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                    Cutoff Loan Age                  Percent
                    ---------------                  -------
                    0                                  38.70%
                    1 - 6                              61.30
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 0.7 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

                    OLTV                             Percent
                    ----                             -------
                    <= 20.00                            1.85%
                    20.01 - 25.00                       2.80
                    25.01 - 30.00                       2.36
                    30.01 - 35.00                       3.26
                    35.01 - 40.00                       3.67
                    40.01 - 45.00                       6.73
                    45.01 - 50.00                       8.79
                    50.01 - 55.00                       3.30
                    55.01 - 60.00                       4.02
                    60.01 - 65.00                       5.68
                    65.01 - 70.00                      12.03
                    70.01 - 75.00                      14.02
                    75.01 - 80.00                      24.28
                    80.01 - 85.00                       1.91
                    85.01 - 90.00                       4.11
                    90.01 - 95.00                       1.20
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 62.75%
Lowest: 10.40%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

                    Cut-Off LTV                      Percent
                    -----------                      -------
                    <= 20.00                            1.99%
                    20.01 - 25.00                       2.66
                    25.01 - 30.00                       2.46
                    30.01 - 35.00                       3.17
                    35.01 - 40.00                       3.67
                    40.01 - 45.00                       7.00
                    45.01 - 50.00                       8.52
                    50.01 - 55.00                       3.30
                    55.01 - 60.00                       4.38
                    60.01 - 65.00                       5.87
                    65.01 - 70.00                      11.60
                    70.01 - 75.00                      13.90
                    75.01 - 80.00                      24.98
                    80.01 - 85.00                       1.21
                    85.01 - 90.00                       4.11
                    90.01 - 95.00                       1.20
                                                      ------
                    Total:                            100.00%
                                                      ------

W.A.: 62.60%
Lowest: 10.37%
Highest: 94.67%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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as appropriate (the "material"), is for your private information, and Banc of
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